EXHIBIT 99.1

CIRCOR Reports First-Quarter 2018 Financial Results

Burlington, MA - May 1, 2018 - CIRCOR International, Inc. (NYSE: CIR), a leading provider of flow control solutions and other highly engineered products for the Industrial, Energy and Aerospace & Defense markets, today announced financial results for the first quarter ended April 1, 2018. Results include the acquisition of the Colfax Fluid Handling business, which CIRCOR acquired in December 2017.

First-Quarter 2018 Highlights

•	Orders of $326.2 million, up 77% and down 1% organically

•	Revenue of $275.6 million, up 90% and up 4% organically

•	Backlog of $561 million, up $60 million in the quarter

•	GAAP Loss Per Share of $0.88, Adjusted Earnings per Share of $0.40

•	Integration of Fluid Handling businesses on track

“The momentum we saw across many of our end markets in Q4 2017 is continuing as we move through the early stages of 2018,” said Scott Buckhout, President and Chief Executive Officer. “For CIRCOR overall, our reported results were stronger than we expected as we entered the quarter. Our book to bill ratio in Q1 was almost 1.2, increasing our backlog by $60 million. Orders continue to be healthy and we expect that trend to continue through the second quarter.”

“As we announced in Q1, we have re-aligned our businesses to focus on three primary end markets - Industrial, Energy, and Aerospace & Defense,” Buckhout said. “This is part of our strategy to simplify the business, clarify customer and channel relationships, and better exploit growth opportunities across the organization.”

“The Fluid Handling acquisition brings a strong platform for revenue growth and profitability. Fluid Handling orders were up 16% on a pro forma, organic basis in the quarter. The integration is on track, and we are confident in our ability to fully realize all of the committed synergies,” added Buckhout.

“Overall, we remain committed to driving long-term growth, generating strong cash flow, and delevering the Company by reducing debt and expanding margins,” concluded Buckhout.

Second-Quarter 2018 Guidance
For the second quarter of 2018, CIRCOR expects revenue in the range of $275 million to $285 million, and GAAP loss per share of $0.09 to $0.27, which reflects acquisition-related amortization expense of $0.51 to $0.53 and other special and restructuring charges of $0.12 to $0.18. Excluding the impact of amortization, special and restructuring charges, adjusted EPS is expected to be in the range of $0.44 to $0.54 per share. Presentation slides that provide supporting information to this guidance and first-quarter results are posted on the “Investors” section of the Company’s website, http://investors.circor.com, and will be discussed during the conference call at 9:00 a.m. ET tomorrow, May 2, 2018.

1.
Adjusted Consolidated and Segment Results for Q1 2018 exclude non-cash acquisition-related intangible amortization, special and restructuring charges totaling $33.2 million ($25.5 million, net of tax). These charges include: (i) $20.2 million charge for non-cash acquisition-related intangible amortization expense, including the amortization of a step-up in fair value of inventories ($6.6 million); (ii) $10.5 million charge related to restructuring activities, primarily severance, related to our Engineered Valves, Reliability Services and Germany-based Pumps business; and (iii) $2.5 million related to the separation of Fluid Handling business from Colfax Corporation. Consolidated and Segment Results for Q1 2017 exclude non-cash acquisition-related intangible amortization, special and restructuring charges totaling $1.7 million ($0.6 million, net of tax). These charges include (i) $2.6 million charge for non-cash acquisition-related intangible amortization expense, (ii) $1.5 million charge related to other restructuring activities, primarily the exit of manufacturing operations in China and France; and (iii) $2.3 million net special gain primarily related to updating fair value estimates related to the purchase of Critical Flow Solutions, partially offset by Brazil losses incurred subsequent to our Q1 2016 closure of manufacturing operations.

2.	Free Cash Flow is a non-GAAP financial measure and is calculated by subtracting GAAP capital expenditures, net of proceeds from asset sales, from GAAP Operating Cash Flow.

Conference Call Information
CIRCOR International will hold a conference call to review its financial results at 9:00 a.m. ET tomorrow, May 2, 2018. To listen to the live conference call and view the accompanying presentation slides, please visit “Webcasts & Presentations” in the “Investors” portion of CIRCOR’s website. The live call also can be accessed by dialing (877) 407-5790 or (201) 689-8328. The webcast will be archived on the Company’s website for one year.

Use of Non-GAAP Financial Measures
Adjusted operating income, Adjusted operating margin, Adjusted net income, Adjusted earnings per share (diluted), EBITDA, Adjusted EBITDA, net debt, free cash flow, organic growth and pro forma combined amounts are non-GAAP financial measures. These non-GAAP financial measures are used by management in our financial and operating decision making because we believe they better reflect our ongoing business and allow for meaningful period-to-period comparisons. We believe these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating the Company’s current operating performance and future prospects in the same manner as management does, if they so choose. These non-GAAP financial measures also allow investors and others to compare the Company’s current financial results with the Company’s past financial results in a consistent manner.
For example:

•
We exclude costs and tax effects associated with restructuring activities, such as reducing overhead and consolidating facilities. We believe that the costs related to these restructuring activities are not indicative of our normal operating costs.

•
We exclude certain acquisition-related costs, including significant transaction costs and amortization of inventory and fixed-asset step-ups and the related tax effects. We exclude these costs because we do not believe they are indicative of our normal operating costs.

•
We exclude the expense and tax effects associated with the non-cash amortization of acquisition-related intangible assets because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have lives up to 25 years. Exclusion of the non-cash amortization expense allows comparisons of operating results that are consistent over time for both our newly acquired and long-held businesses and with both acquisitive and non-acquisitive peer companies.

•
We also exclude certain gains/losses and related tax effects, which are either isolated or cannot be expected to occur again with any predictability, and that we believe are not indicative of our normal operating gains and losses. For example, we exclude gains/losses from items such as the sale of a business, significant litigation-related matters and lump-sum pension plan settlements.

CIRCOR’s management uses these non-GAAP measures, in addition to GAAP financial measures, as the basis for measuring the Company’s operating performance and comparing such performance to that of prior periods and to the performance of our competitors. We use such measures when publicly providing our business outlook, assessing future earnings potential, evaluating potential acquisitions and dispositions and in our financial and operating decision-making process, including for compensation purposes.

Investors should recognize that these non-GAAP measures might not be comparable to similarly titled measures of other companies. These measures should be considered in addition and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with accounting principles generally accepted in the United States. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is included in this news release.

Safe Harbor Statement
This press release contains forward-looking statements within the meaning of Section 27 A of the Securities Act of 1933, as amended, and Section 21 E of the Securities Exchange Act of 1934, as amended. Reliance should not be placed on forward-looking statements because they involve unknown risks, uncertainties and other factors, which are, in some cases, beyond the control of CIRCOR. Any statements in this press release that are not statements of historical fact are forward-looking statements, including, but not limited to, those relating to CIRCOR's future performance, including the realization of cost reductions from restructuring activities. Actual events, performance or results could differ materially from the anticipated events, performance or results expressed or implied by such forward-looking statements. Important factors that could cause actual results to vary from expectations include, but are not limited to: our ability to respond to competitive developments and to grow our business, both domestically and internationally; changes in the cost, quality or supply of raw materials; our ability to comply with our debt obligations; our ability to successfully implement our acquisition, divesture or restructuring strategies, including our integration of the recently acquired Fluid Handling business; changes in industry standards or government regulations, both in the United States and internationally; and our ability to operate our manufacturing facilities at current or higher levels and respond to increases in manufacturing costs. BEFORE MAKING ANY INVESTMENT DECISIONS REGARDING OUR COMPANY, WE STRONGLY ADVISE YOU TO READ THE SECTION ENTITLED "RISK FACTORS" IN OUR MOST RECENT ANNUAL REPORT ON FORM 10-K AND SUBSEQUENT REPORTS ON FORMS 10-Q, WHICH CAN BE ACCESSED UNDER THE "INVESTORS" LINK OF OUR WEBSITE AT WWW.CIRCOR.COM. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

About CIRCOR International, Inc.
CIRCOR International, Inc. designs, manufactures and markets differentiated technology products and sub-systems for markets including oil & gas, industrial, aerospace & defense and commercial marine. CIRCOR has a diversified flow and motion control product portfolio with recognized, market-leading brands that fulfill its customers’ mission critical needs. The Company’s strategy is to grow organically and through complementary acquisitions; simplify CIRCOR’s operations; achieve world class operational excellence; and attract and retain top talent. For more information, visit the Company’s investor relations website at http://investors.circor.com.

Contact:
Rajeev Bhalla
Executive Vice President & Chief Financial Officer
CIRCOR International
(781) 270-1200

CIRCOR INTERNATIONAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF (LOSS) INCOME
(in thousands, except per share data)
(UNAUDITED)

	Three Months Ended
	April 1, 2018	April 2, 2017
Net revenues	$275,580	$145,208
Cost of revenues	199,276	98,575
GROSS PROFIT	76,304	46,633
Selling, general and administrative expenses	77,238	40,089
Special and restructuring charges (recoveries), net	12,446	(810)
OPERATING (LOSS) INCOME	(13,380)	7,354
Other expense (income):
Interest expense, net	11,801	1,669
Other (income) expense, net	(1,861)	225
TOTAL OTHER EXPENSE, NET	9,940	1,894
(LOSS) INCOME BEFORE INCOME TAXES	(23,320)	5,460
(Benefit from) provision for income taxes	(5,879)	687
NET (LOSS) INCOME	$(17,441)	$4,773
(Loss) Earnings per common share:
Basic	$(0.88)	$0.29
Diluted	$(0.88)	$0.29
Weighted average number of common shares outstanding:
Basic	19,806	16,458
Diluted	19,806	16,691
Dividends declared per common share	$—	$0.0375

CIRCOR INTERNATIONAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(UNAUDITED)

	Three Months Ended
OPERATING ACTIVITIES	April 1, 2018	April 2, 2017
Net (loss) income	$(17,441)	$4,773
Adjustments to reconcile net (loss) income to net cash (used in) provided by operating activities:
Depreciation	7,334	3,798
Amortization	12,329	3,092
Bad debt expense (recovery)	192	(54)
Loss on write down of inventory	6,466	548
Compensation expense of share-based plans	1,365	738
Change in fair value of contingent consideration	—	(2,500)
Interest amortization	881	—
Loss (gain) on sale or write down of property, plant and equipment	1,284	(110)
Changes in operating assets and liabilities, net of effects of acquisition and disposition:
Trade accounts receivable	12,141	14,018
Inventories	(13,833)	2,030
Prepaid expenses and other assets	(6,616)	(4,297)
Accounts payable, accrued expenses and other liabilities	(4,249)	(5,841)
Net cash (used in) provided by operating activities	(147)	16,195
INVESTING ACTIVITIES
Additions to property, plant and equipment	(8,234)	(3,001)
Proceeds from the sale of property, plant and equipment	93	190
Business acquisition, working capital adjustment	—	1,467
Net cash used in investing activities	(8,141)	(1,344)
FINANCING ACTIVITIES
Proceeds from long-term debt	71,950	34,900
Payments of long-term debt	(44,106)	(43,100)
Dividends paid	—	(624)
Proceeds from the exercise of stock options	301	295
Return of cash to seller	(7,905)	—
Net cash provided by (used in) financing activities	20,240	(8,529)
Effect of exchange rate changes on cash and cash equivalents	957	1,055
INCREASE IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	12,909	7,377
Cash, cash equivalents and restricted cash at beginning of period	112,293	58,279
CASH, CASH EQUIVALENTS AND RESTRICTED CASH AT END OF PERIOD	$125,202	$65,656

CIRCOR INTERNATIONAL, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share data)
(UNAUDITED)

	April 1, 2018	December 31, 2017
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$123,305	$110,356
Trade accounts receivable, less allowance for doubtful accounts of $13,512 and $15,434, respectively	204,437	223,922
Inventories	265,065	244,896
Prepaid expenses and other current assets	67,129	59,219
Total Current Assets	659,936	638,393
PROPERTY, PLANT AND EQUIPMENT, NET	226,439	217,539
OTHER ASSETS:
Goodwill	515,177	505,762
Intangibles, net	497,027	513,364
Deferred income taxes	28,236	22,334
Other assets	8,861	9,407
TOTAL ASSETS	$1,935,676	$1,906,799
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$118,441	$117,329
Accrued expenses and other current liabilities	179,106	170,454
Accrued compensation and benefits	30,865	34,734
Total Current Liabilities	328,412	322,517
LONG-TERM DEBT	815,795	787,343
DEFERRED INCOME TAXES	31,099	26,122
PENSION LIABILITY, NET	150,572	150,719
OTHER NON-CURRENT LIABILITIES	21,486	18,124
COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS’ EQUITY:
Common stock	212	212
Additional paid-in capital	436,915	438,721
Retained earnings	254,046	274,243
Common treasury stock, at cost	(74,472)	(74,472)
Accumulated other comprehensive loss, net of tax	(28,389)	(36,730)
Total Shareholders’ Equity	588,312	601,974
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,935,676	$1,906,799

CIRCOR INTERNATIONAL, INC. SUMMARY OF ORDERS AND BACKLOG (in millions) UNAUDITED

	Three Months Ended
	April 1, 2018	April 2, 2017
ORDERS (1) (3)
Energy	$129.8	$100.0
Aerospace & Defense	59.8	56.4
Industrial	136.6	27.7
Total orders	$326.2	$184.1

BACKLOG (2) (3)	April 1, 2018	April 2, 2017
Energy	$224.1	$142.8
Aerospace & Defense	165.8	106.2
Industrial	170.6	32.9
Total backlog	$560.5	$281.9

Note 1: Orders do not include the foreign exchange impact due to the re-measurement of customer order backlog amounts denominated in foreign currencies.
Note 2: Backlog includes unshipped customer orders for which revenue has not been recognized.
Note 3: April 2, 2017 segment amounts restated for Q1 2018 organizational realignment.

CIRCOR INTERNATIONAL, INC. SEGMENT INFORMATION (in thousands, except percentages) UNAUDITED

	2017					2018
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR
ORDERS
Energy	$100,012	$73,140	$84,857	$118,073	$376,082	$129,762
Aerospace & Defense	56,416	39,902	45,939	$52,043	194,300	59,793
Industrial	27,654	29,889	27,296	46,407	131,246	136,607
Total	$184,082	$142,931	$158,092	$216,523	$701,628	$326,162

NET REVENUES
Energy	$76,210	$78,276	$88,570	$96,561	$339,617	$99,972
Aerospace & Defense	41,601	43,304	41,117	$56,961	182,983	58,477
Industrial	27,397	29,651	30,006	52,056	139,110	117,131
Total	$145,208	$151,231	$159,693	$205,578	$661,710	$275,580

SEGMENT OPERATING INCOME
Energy	$6,407	$8,170	$6,936	$8,618	$30,131	$5,696
Aerospace & Defense	3,784	4,374	4,333	10,884	23,375	8,931
Industrial	4,384	4,901	5,675	4,972	19,932	12,948
Corporate expenses	(5,479)	(5,396)	(5,067)	(5,802)	(21,744)	(7,802)
Adjusted Operating Income	$9,096	$12,049	$11,877	$18,672	$51,694	$19,773

SEGMENT OPERATING MARGIN %
Energy	8.4%	10.4%	7.8%	8.9%	8.9%	5.7%
Aerospace & Defense	9.1%	10.1%	10.5%	19.1%	12.8%	15.3%
Industrial	16.0%	16.5%	18.9%	9.6%	14.3%	11.1%
Adjusted Operating Margin	6.3%	8.0%	7.4%	9.1%	7.8%	7.2%

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except percentages) UNAUDITED

	2017					2018
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	$16,195	$2,667	$(16,854)	$7,629	$9,637	$(147)
LESS:
Capital expenditures, net of sale proceeds	2,811	2,375	2,318	6,103	13,607	8,141
FREE CASH FLOW	$13,384	$292	$(19,172)	$1,526	$(3,970)	$(8,288)
TOTAL DEBT	$243,000	$252,856	$269,026	$795,208	$795,208	$823,665
LESS:
Cash & cash equivalents	65,656	77,272	75,627	110,356	110,356	123,305
NET DEBT	$177,344	$175,584	$193,399	$684,852	$684,852	$700,360
TOTAL SHAREHOLDERS' EQUITY	$415,537	$438,097	$451,885	$601,974	$601,974	$588,312

TOTAL DEBT AS % OF EQUITY	58%	58%	60%	132%	132%	140%
NET DEBT AS % OF EQUITY	43%	40%	43%	114%	114%	119%

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except per share data) UNAUDITED

	2017					2018
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR
NET INCOME (LOSS)	$4,773	$8,970	$3,617	$(5,571)	$11,789	$(17,441)
LESS:
Restructuring related inventory charges	—	—	—	—	—	473
Amortization of inventory step-up	—	—	—	4,300	4,300	6,600
Restructuring charges, net	1,458	3,566	341	697	6,062	9,615
Acquisition amortization	2,552	2,599	2,694	4,697	12,542	11,797
Acquisition depreciation	—	—	—	233	233	1,837
Special charges (recoveries), net	(2,268)	(5,520)	1,978	13,799	7,989	2,831
Income tax impact	(1,137)	(3,124)	(1,497)	(8,279)	(14,037)	(7,687)
ADJUSTED NET INCOME	$5,378	$6,491	$7,133	$9,876	$28,878	$8,025

EARNINGS (LOSS) PER COMMON SHARE (Diluted)	$0.29	$0.54	$0.22	$(0.32)	$0.70	$(0.88)
LESS:
Restructuring related inventory charges	—	—	—	—	—	0.02
Amortization of inventory step-up	—	—	—	0.25	0.26	0.33
Restructuring charges, net	0.09	0.21	0.02	0.04	0.36	0.49
Acquisition amortization	0.15	0.16	0.16	0.27	0.74	0.60
Acquisition depreciation	—	—	—	0.01	0.01	0.09
Special charges (recoveries), net	(0.14)	(0.33)	0.12	0.80	0.47	0.14
Income tax impact	(0.07)	(0.19)	(0.09)	(0.48)	(0.83)	(0.39)
ADJUSTED EARNINGS PER SHARE (Diluted)	$0.32	$0.39	$0.43	$0.57	$1.71	$0.40

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands) UNAUDITED

	2017					2018
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR
NET INCOME (LOSS)	$4,773	$8,970	$3,617	$(5,571)	$11,789	$(17,441)
LESS:
Interest expense, net	(1,669)	(2,184)	(2,445)	(4,479)	(10,777)	(11,801)
Depreciation	(3,798)	(3,547)	(3,544)	(4,401)	(15,290)	(7,334)
Amortization	(3,092)	(3,124)	(3,275)	(5,256)	(14,747)	(12,329)
(Provision for) benefit from income taxes	(687)	724	21	5,618	5,676	5,879
EBITDA	$14,019	$17,101	$12,860	$2,947	$46,927	$8,144
LESS:
Restructuring related inventory charges	—	—	—	—	—	(473)
Amortization of inventory step-up	—	—	—	(4,300)	(4,300)	(6,600)
Restructuring charges, net	(1,458)	(3,566)	(341)	(697)	(6,062)	(9,615)
Special (charges) recoveries, net	2,268	5,520	(1,978)	(13,799)	(7,989)	(2,831)
ADJUSTED EBITDA	$13,209	$15,147	$15,179	$21,743	$65,278	$27,663

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except percentages) UNAUDITED

	2017					2018
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR
GAAP OPERATING INCOME (LOSS)	$7,354	$11,404	$6,864	$(5,054)	$20,568	$(13,380)
LESS:
Restructuring related inventory charges	—	—	—	—	—	473
Amortization of inventory step-up	—	—	—	4,300	4,300	6,600
Restructuring charges, net	1,458	3,566	341	697	6,062	9,615
Acquisition amortization	2,552	2,599	2,694	4,697	12,542	11,797
Acquisition depreciation	—	—	—	233	233	1,837
Special charges (recoveries), net	(2,268)	(5,520)	1,978	13,799	7,989	2,831
ADJUSTED OPERATING INCOME	$9,096	$12,049	$11,877	$18,672	$51,694	$19,773

GAAP OPERATING MARGIN	5.1%	7.5%	4.3%	(2.5)%	3.1%	(4.9)%
LESS:
Restructuring related inventory charges	—%	—%	—%	—%	—%	0.2%
Amortization of inventory step-up	—%	—%	—%	2.1%	0.6%	2.4%
Restructuring charges, net	1.0%	2.4%	0.2%	0.3%	0.9%	3.5%
Acquisition amortization	1.8%	1.7%	1.7%	2.3%	1.9%	4.3%
Acquisition depreciation	—%	—%	—%	0.1%	—%	0.7%
Special charges (recoveries), net	(1.6)%	(3.7)%	1.2%	6.7%	1.2%	1.0%
ADJUSTED OPERATING MARGIN	6.3%	8.0%	7.4%	9.1%	7.8%	7.2%

The Company is providing certain combined information related to the recently acquired Fluid Handling business.

CIRCOR INTERNATIONAL, INC.
SEGMENT INFORMATION - COMBINED
(in thousands, except percentages)
UNAUDITED

	2017
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL
ORDERS - Recast
Energy	$100,012	$73,140	$84,857	$118,073	$376,082
Aerospace & Defense	56,416	39,902	45,939	52,043	194,300
Industrial	27,654	29,889	27,296	46,407	131,246
Total	$184,082	$142,931	$158,092	$216,523	$701,628

ORDERS - Fluid Handling
Energy	$23,679	$16,882	$21,401	$11,803	$73,765
Aerospace & Defense	8,255	24,375	9,716	6,816	49,162
Industrial	77,944	76,866	87,378	60,193	302,381
Total	$109,878	$118,123	$118,495	$78,812	$425,308

ORDERS - Combined
Energy	$123,690	$90,022	$106,258	$129,876	$449,846
Aerospace & Defense	64,671	64,277	55,655	58,859	243,462
Industrial	105,598	106,755	114,674	106,601	433,628
Total	$293,959	$261,054	$276,587	$295,336	$1,126,936

NET REVENUES - Recast
Energy	$76,210	$78,276	$88,570	$96,561	$339,617
Aerospace & Defense	41,601	43,304	41,117	56,961	182,983
Industrial	27,397	29,651	30,006	52,056	139,110
Total	$145,208	$151,231	$159,693	$205,578	$661,710

NET REVENUES - Fluid Handling
Energy	$15,546	$17,705	$17,789	$13,663	$64,703
Aerospace & Defense	10,728	17,044	11,208	6,918	45,898
Industrial	85,264	83,310	85,604	72,489	326,667
Total	$111,538	$118,059	$114,601	$93,070	$437,268

NET REVENUES - Combined
Energy	$91,756	$95,981	$106,359	$110,224	$404,320
Aerospace & Defense	52,329	60,348	52,325	63,879	228,881
Industrial	112,661	112,961	115,610	124,545	465,777
Total	$256,746	$269,290	$274,294	$298,648	$1,098,978

Notes:
- Items labeled "Recast" represent previously reported CIRCOR information, adjusted to reflect the impact of our February 28, 2018 organizational realignment
- Items labeled "Fluid Handling" represent the information from the Fluid Handling businesses prior to their acquisition by CIRCOR on December 10, 2017
- Items labeled "Combined" represent the sum of the Recast and Fluid Handling information

CIRCOR INTERNATIONAL, INC.
SEGMENT INFORMATION - COMBINED
(in thousands, except percentages)
UNAUDITED

	2017
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL
SEGMENT OPERATING INCOME - Recast
Energy	$6,407	$8,170	$6,936	$8,618	$30,131
Aerospace & Defense	3,784	4,374	4,333	10,884	23,375
Industrial	4,384	4,901	5,675	4,972	19,932
Corporate expenses	(5,479)	(5,396)	(5,067)	(5,802)	(21,744)
Total	$9,096	$12,049	$11,877	$18,672	$51,694

SEGMENT OPERATING INCOME - Fluid Handling
Energy	$(83)	$1,080	$1,761	$812	$3,570
Aerospace & Defense	1,488	3,661	2,201	(367)	6,983
Industrial	8,833	7,709	4,365	(1,414)	19,493
Corporate expenses	—	—	—	—	—
Total	$10,238	$12,450	$8,327	$(969)	$30,046

SEGMENT OPERATING INCOME - Combined
Energy	$6,324	$9,250	$8,697	$9,430	$33,701
Aerospace & Defense	5,272	8,035	6,534	10,517	30,358
Industrial	13,217	12,610	10,040	3,558	39,425
Corporate expenses	(5,479)	(5,396)	(5,067)	(5,802)	(21,744)
Total	$19,334	$24,499	$20,204	$17,703	$81,740

SEGMENT OPERATING MARGIN - Combined
Energy	6.9%	9.6%	8.2%	8.6%	8.3%
Aerospace & Defense	10.1%	13.3%	12.5%	16.5%	13.3%
Industrial	11.7%	11.2%	8.7%	2.9%	8.5%
Corporate expenses	(2.1)%	(2.0)%	(1.8)%	(1.9)%	(2.0)%
Total	7.5%	9.1%	7.4%	5.9%	7.4%

Notes:
- Items labeled "Recast" represent previously reported CIRCOR information, adjusted to reflect the impact of our February 28, 2018 organizational realignment
- Items labeled "Fluid Handling" represent the information from the Fluid Handling businesses prior to their acquisition by CIRCOR on December 10, 2017
- Items labeled "Combined" represent the sum of the Recast and Fluid Handling information
- Segment Operating Margin - Combined represent Segment Operating Income - Combined divided by Segment Net Revenues Combined

CIRCOR INTERNATIONAL, INC.
RECONCILIATION OF FLUID HANDLING SEGMENT INFORMATION TO GAAP OPERATING INCOME
(in thousands, except percentages)
UNAUDITED

	2017
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL
FLUID HANDLING GAAP OPERATING INCOME (LOSS)	$4,359	$19,738	$2,241	$3,129	$29,467
LESS:
Asbestos costs	2,690	2,517	2,379	1,274	8,860
Impairment charges	—	—	—		—
Exited businesses	65	(26)	(47)	—	(8)
Acquisition amortization	796	810	818	—	2,424
Restructuring and other special charges (recoveries)	2,328	(10,589)	636	(5,372)	(12,997)
Stay bonus	—	—	2,300	—	2,300
FLUID HANDLING ADJUSTED OPERATING INCOME	$10,238	$12,450	$8,327	$(969)	$30,046

Notes
- Amounts relate to Fluid Handling results prior to December 10, 2017, the date of CIRCOR's acquisition.